UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2007

SALEM COMMUNICATIONS CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

TABLE OF CONTENTS

ITEM 1.01                                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 4.19

ITEM 1.01                                ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 24, 2007, Salem Communications Holding Corporation (the “Company”), a wholly owned subsidiary of Salem Communications Corporation (“Salem”), amended its credit facility with a consortium of leading financial institutions. The Bank of New York, acting as Administrative Agent, arranged the facility. The other institutions participating in the facility are: General Electric Capital Corporation; SunTrust Bank; Fleet National Bank; ING (U.S.) Capital, LLC; Wells Fargo Bank, National Association; Harris Nesbitt Financing, Inc.; National City Bank; Bank of Scotland; Coöperative Centrale Raiffeisen-Boerenleen Bank B.A., “Rabobank Nederland”, New York Branch; U.S. Bank National Association; Calyon New York Branch; Credit Suisse, Cayman Islands branch (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch); Deutsche Bank Trust Company Americas; The Prudential Insurance Company of America; Pruco Life Insurance Company; American Skandia Life Assurance Company of America; Wachovia Bank, National Association; UBS AG, Cayman Islands Branch; and Batallion CLO 2007-1 Ltd.

This amendment will result in the following primary modifications to the credit facility:  (a) maintaining a maximum permitted Total Leverage Ratio at 6.75:1.00 through March 30, 2009, (b) maintaining a maximum permitted Senior Leverage Ratio at 5.00:1.00 through March 30, 2009, and (c) maintaining a minimum permitted Interest Coverage Ratio at 2.00:1.00 through March 30, 2009.  Prior to the effective date of this amendment, the maximum permitted Total Leverage Ratio and Senior Leverage Ratio, respectively, were scheduled to be reduced to 6.25:1.00 and 4.75:1.00, respectively, on December 31, 2007, and the minimum permitted Interest Coverage Ratio was scheduled to increase to 2.25:1.00 on June 30, 2008.

ITEM 9.01                                FINANCIAL STATEMENTS AND EXHIBITS

 (c)           Exhibits.
        The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.19
Amendment #4, dated as of October 24, 2007, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation, as Syndication Agent, SunTrust Bank, as Syndication Agent, Fleet National Bank, as Documentation Agent, ING (U.S.) Capital, LLC, as Documentation Agent, The Bank of New York, as Administrative Agent, and the Lenders party thereto.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: October 30, 2007
By: /s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.19
Amendment #4, dated as of October 24, 2007, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation, as Syndication Agent, SunTrust Bank, as Syndication Agent, Fleet National Bank, as Documentation Agent, ING (U.S.) Capital, LLC, as Documentation Agent, The Bank of New York, as Administrative Agent, and the Lenders party thereto.

EXHIBIT 4.19

AMENDMENT NO. 4
TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 4 (this “Amendment”), dated as of October 24, 2007, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, among Salem Communications Holding Corporation, a Delaware corporation (the “Borrower”), Salem Communications Corporation, a Delaware corporation, the Lenders party thereto, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital LLC, as Documentation Agents, and The Bank of New York, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), as amended by Amendment No. 1, dated as of May 19, 2004, Amendment No. 2, dated as of July 7, 2005, and Amendment No. 3, dated as of June 9, 2006 (as so amended, the “Credit Agreement”).
RECITALS
I.  Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

II.  The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, upon the terms and conditions contained herein, to, among other things, (i) alter certain of the provisions and covenants and (ii) make certain additional modifications, and the Administrative Agent and the Lenders party hereto are willing to do so.

Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 10.2 of the Credit Agreement, the parties hereto agree as follows:

1.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions in appropriate alphabetical order:

“WTPS Acquisition” means the acquisition by the Borrower or a wholly-owned Borrower Subsidiary of the Broadcasting Station known as WTPS-AM (call letters anticipated to be changed to WMCU-AM), Miami/Coral Gables, for an aggregate consideration not exceeding approximately $12,250,000.

“WTPS Acquisition Effective Date” has the meaning given to such term in paragraph 3 of Amendment No. 4, dated as of October 24, 2007, to the Credit Agreement.

2.  Sections 7.12(a), 7.12(d) and 7.12(e) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(a)  Interest Coverage Ratio. The Parent will not permit the Interest Coverage Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below with respect to such period:

PERIOD	RATIO
WTPS Acquisition Effective Date through March 30, 2009	2.00:1.00
March 31, 2009 through June 29, 2009	2.25:1.00
June 30, 2009 and thereafter	2.50:1.00

      (d)           Total Leverage Ratio. The Parent will not permit the Total Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

PERIOD	RATIO
WTPS Acquisition Effective Date through March 30, 2009	6.75:1.00
March 31, 2009 through December 30, 2009	5.75:1.00
December 31, 2009 and thereafter	5.50:1.00

(e)           Senior Leverage Ratio. The Parent will not permit the Senior Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

PERIOD	RATIO
WTPS Acquisition Effective Date through March 30, 2009	5.00:1.00
March 31, 2009 through December 30, 2009	4.50:1.00
December 31, 2009 and thereafter	4.00:1.00

3.  This Amendment (other than paragraph 2) shall become effective upon receipt by the Administrative Agent of this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, and, thereafter, paragraph 2 of this Amendment shall become effective (the “WTPS Acquisition Effective Date”) upon receipt by the Administrative Agent of a certificate of the Secretary, General Counsel or Chief Financial Officer of the Borrower certifying that the Borrower or a wholly-owned Borrower Subsidiary has made the WTPS Acquisition in compliance with Section 7.4(g) of the Credit Agreement as amended by this Amendment No. 4.

4.  In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

5.  In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and the Guarantors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

6.  Each of the Borrower and the Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to any Credit Party under any Loan Document to which it is a party.

7.  This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

8.  This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

9.  The parties have caused this Amendment to be duly executed as of the date first written above.

SALEM COMMUNICATIONS HOLDING CORPORATION

By: /s/ EVAN D. MASYR
Name: Evan D. Masyr
Title: Senior Vice President and Chief Financial Officer

SALEM COMMUNICATIONS CORPORATION

By: /s/ EVAN D. MASYR
Name: Evan D. Masyr
Title: Senior Vice President and Chief Financial Officer

BISON MEDIA, INC.
CARON BROADCASTING, INC.
COMMON GROUND BROADCASTING, INC.
INSPIRATION MEDIA, INC.
NEW INSPIRATION BROADCASTING COMPANY,
    INC.
NI ACQUISITION CORP.
PENNSYLVANIA MEDIA ASSOCIATES, INC.
REACH SATELLITE NETWORK, INC.
SALEM CONSUMER PRODUCTS, INC.
SALEM MEDIA CORPORATION
SALEM MEDIA OF COLORADO, INC.
SALEM MEDIA OF HAWAII, INC.
SALEM MEDIA OF KENTUCKY, INC.
SALEM MEDIA OF OHIO, INC.
SALEM MEDIA OF OREGON, INC.
SALEM MEDIA OF TEXAS, INC.
SALEM MEDIA OF VIRGINIA, INC.
SALEM MUSIC NETWORK, INC.
SALEM RADIO NETWORK INCORPORATED
SALEM RADIO PROPERTIES, INC.
SALEM RADIO REPRESENTATIVES, INC.
SOUTH TEXAS BROADCASTING, INC.
SRN NEWS NETWORK, INC.

AS TO EACH OF THE FOREGOING

By: /s/ EVAN D. MASYR
Name: Evan D. Masyr
Title: Senior Vice President and Chief Financial Officer

                            SALEM COMMUNICATIONS ACQUISITION CORPORATION
SCA LICENSE CORPORATION
CCM COMMUNICATIONS, INC.

AS TO EACH OF THE FOREGOING

By: /s/ EVAN D. MASYR
Name: Evan D. Masyr
Title: Senior Vice President and Chief Financial Officer

INSPIRATION MEDIA OF TEXAS, LLC
SALEM MEDIA OF ILLINOIS, LLC
SALEM MEDIA OF NEW YORK, LLC
SALEM RADIO OPERATIONS, LLC
SALEM SATELLITE MEDIA, LLC

AS TO EACH OF THE FOREGOING
By: Salem Media Corporation, as Manager

By: /s/ EVAN D. MASYR
Name: Evan D. Masyr
Title: Senior Vice President and Chief Financial Officer

ONEPLACE, LLC
SCA-PALO ALTO, LLC

AS TO EACH OF THE FOREGOING
By: SCA License Corporation

By: /s/ EVAN D. MASYR
Name: Evan D. Masyr
Title: Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK, as a Lender and as Administrative Agent

By: /s/ STEPHEN M. NETTLER
Name: Stephen M. Nettler
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ KARL KIEFER
Name: Karl Kiefer
Title: Duly Authorized Signatory

                                                                                                SUNTRUST BANK

By: /s/ JILL WHITZ
Name: Jill Whitz
Title: Vice President

BANK OF AMERICA, N.A.

By: /s/ LISA WEBSTER
Name: Lisa Webster
Title: Vice President

                                                                                                ING (U.S.) CAPITAL, LLC

By: /s/ WILLIAM JAMES
Name: William James
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ VIPA CHIRAPRUT
Name: Vipa Chiraprut
Title: Vice President

                                BMO CAPITAL MARKETS FINANCING, INC

By: /s/ SARAH KIM
Name: Sarah Kim
Title: Vice President

                                NATIONAL CITY BANK

By:
Name:
Title:

                                BANK OF SCOTLAND

By: /s/ KAREN WEICH
Name: Karen Weich
Title: Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEN BANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By: /s/ KIMBERLY RUBENFELD
Name: Kimberly Rubenfeld
Title: Executive Director

By: /s/ BRETT DELFINO
Name: Brett Delfino
Title: Executive Director

                                U.S. BANK NATIONAL ASSOCIATION

By: /s/ COLLEEN MCEVOY
Name: Colleen McEvoy
Title: Vice President

                                CALYON NEW YORK BRANCH

By: /s/ TANYA CROSSLEY
Name: Tanya Crossley
Title: Managing Director

By: /s/ DOUGLAS E. ROPER
Name: Douglas E. Roper
Title: Managing Director and Manager

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH)

By: /s/ DOREEN BARR
Name: Doreen Barr
Title: Vice President

By: /s/ MORENIKEJI AJAYI
Name: Morenikeji Ajayi
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ SUSAN LeFEVRE
Name: Susan LeFevre
Title: Director

By: /s/ OMAYRA LAUCELLA
Name: Omayra Laucella
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ MATTHEW DOUGLASS
Name: Matthew Douglass
Title: Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ MATTHEW DOUGLASS
Name: Matthew Douglass
Title: Vice President

AMERICAN SKANDIA LIFE ASSURANCE COMPANY OF AMERICA

By: Prudential Investment Management, Inc., as investment manger

By: /s/ MATTHEW DOUGLASS
Name: Matthew Douglass
Title: Vice President

GE CFS LOAN HOLDING 2006-3 LLC

By: /s/ AMANDA J. VAN HEYST
Name: Amanda J. Van Heyst
Title: Duly Authorized Signatory

                                UBS AG, CAYMAN ISLANDS BRANCH

By: /s/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director- Banking Products Services, US

By: /s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director- Banking Products Services, US

                                BATALLION CLO 2007-1 LTD

By:
Name:
Title: